Exhibit 99.2

NOTICE OF RESIGNATION AS DIRECTOR

The undersigned, being a director of Coastal Capital Acquisition Corp., a Georgia corporation (the “Corporation”), does hereby resign as a director of the Corporation as of 11:59 p.m. on March 31, 2008.

March 31, 2008	By: /s/ James Reimer
James Reimer